--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 30, 2002


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
              DATED AS OF APRIL 1, 2002, PROVIDING FOR THE ISSUANCE
                OF SALOMON MORTGAGE LOAN TRUST, SERIES 2002-UST1,
                       MORTGAGE PASS-THROUGH CERTIFICATES)


                 Salomon Brothers Mortgage Securities VII, Inc.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)





          Delaware                   333-83816                  13-3439681
          --------                   ---------                  ----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation              File Number)          Identification Number)

390 Greenwich Street, 4th Floor
New York, New York                                                 10013
------------------                                                 -----
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (212) 783-5635
                                                     --------------


--------------------------------------------------------------------------------

Item 5.  Other Events
         ------------

Description of the Certificates and the Mortgage Pool

                  As of the date hereof, Salomon Brothers Mortgage Securities VII, Inc. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated April 23, 2002, in connection with the Registrant's issuance of a series of certificates, entitled Salomon Mortgage Loan Trust, Series 2002-UST1, Mortgage Pass-Through Certificates (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of April 1, 2002, among the Registrant as depositor, U.S. Trust Mortgage Service Company as master servicer, U.S. Bank National Association as trustee and Citibank, N.A. as trust administrator. The Certificates designated as the Series 2002-UST1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, fixed-rate and baloon mortgage loans secured by first liens on residential real properties having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

                  Salomon Smith Barney Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

                  The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

                  The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits


                Exhibit No.                                                Description
                -----------                                                -----------
                   99.1                      Computational Materials (as defined in Item 5) that have
                                             been provided by Salomon Smith Barney Inc. to certain
                                             prospective purchasers of Salomon Mortgage Loan Trust,
                                             Series 2002-UST1, Mortgage Pass-Through Certificates.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 30, 2002
                                             SALOMON BROTHERS MORTGAGE
                                             SECURITIES VII, INC.


                                             By:    /s/ Susan Mills
                                                --------------------------------
                                             Name:      Susan Mills
                                             Title:     Director

                                Index to Exhibits


                                                                                                  Sequentially
          Exhibit No.                                   Description                               Numbered Page
          -----------                                   -----------                               -------------
              99.5                Computational Materials (as defined in Item 5)                        P
                                  that have been provided by Salomon Smith
                                  Barney Inc. to certain prospective purchasers
                                  of Salomon Mortgage Loan Trust, Series
                                  2002-UST1, Mortgage Pass-Through Certificates.

                                  EXHIBIT 99.5

                                [FILED BY PAPER]